SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 1999

COMPAQ COMPUTER CORPORATION (Exact Name of Registrant as Specified in its Charter)

Delaware	1-9026	76-0011617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20555 SH 249 Houston, Texas	77070
(Address of Principal Executive Offices)	(Zip Code)

(281) 370-0670
(Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events.

In a follow-up to its announcement of earnings on October 26, 1999, Compaq is filing summary information by operating segment, which is attached as Exhibit 99.

ITEM 7. Exhibits.

Exhibit 99 Segment Summary information is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPAQ COMPUTER CORPORATION

Dated: November 3, 1999	By: /s/ Linda S. Auwers Linda S. Auwers Vice President, Associate General Counsel and Secretary